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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in the Form 10K, into Glacier Water Services, Inc.'s previously filed Registration Statements File No. 33-61942 and File No. 33-80016.


                                    Arthur Anderson LLP



San Diego, California
March 28, 1997